UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 27, 2016
MEDCAREERS GROUP, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-55089	26-1580812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
758 E Bethel School Road Coppell, Texas		75019
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(972) 393-5892

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment to Articles of Incorporation

On January 13, 2016, MedCareers Group, Inc. (herein after the “Company”) submitted a Schedule 14A soliciting the written consent of shareholders in regards to increasing the number of authorized common shares of capital stock of the Company from 850,000,000 shares to 3,000,000. On January 19, 2016 the Company received consents of the majority of shareholders of common stock as of the record date January 13, 2016, representing 51.48% of the issued and outstanding common capital stock of the Company. Pursuant to the vote, the Company immediately filed a certificate of amendment with the state of Nevada. On January 27, 2016 the state deemed the certificate of amendment effective.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCAREERS GROUP, INC.
(Registrant)
Date:	February 11, 2016
		By:	/s/ Timothy Armes
		Name:	Timothy Armes
		Title:	Chief Executive Officer, Chairman of the Board of Directors

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